Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Quick-Med Technologies, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Paul Jenssen, Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify on  the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: September 28, 2013	/s/ Paul Jenssen
Paul Jenssen
Chief Financial Officer
(Principal Financial and Accounting Officer)